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                                    FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                      INTEGRATED INFORMATION SYSTEMS, INC.
               (Exact name of registrant as specified in charter)


         Delaware                                               86-0624332
 (State of incorporation                                    (I.R.S. Employer
     or organization)                                    Identification Number)


      1560 W. Fountainhead Parkway
       Tempe, Arizona                                              85282
(Address of principal executive offices)                         (Zip Code)


If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A.(c)(1), please check the following box. [ ]

If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A.(c)(2), please check the following box. [ ]

Securities to be registered pursuant to Section 12(b) of the Act: NONE


Securities to be registered pursuant to Section 12(g) of the Act:


     Title of Each Class
     to be so Registered
     -------------------

Common Stock, $.001 par value
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Item 1.

Description of Securities to be Registered.

The description of securities set forth under the heading "Description of Capital Stock" in the Registrant"s Registration Statement on Form S-1 (File No. 333-94861) (the "S-1 No. 333-94861"), is hereby incorporated by reference.


Item 2.

Exhibits.

1        Certificate of Incorporation of the Registrant incorporated by reference to Exhibit 3.2 of the S-1 No. 333-94861.

2        Bylaws of the Registrant incorporated by reference to Exhibit 3.4 of the S-1 No. 333-94861.


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                                    SIGNATURE

                Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, on March 14, 2000.



                                 INTEGRATED INFORMATION SYSTEMS, INC.



                                 By: /s/ James G. Garvey, Jr.
                                     --------------------------------
                                        James G. Garvey, Jr.
                                        President